                                                              Exhibit e(1)(e)(i)

                    APPENDIX A TO THE DISTRIBUTION AGREEMENT


                          SERIES OF THE MAINSTAY FUNDS
                                  TO WHICH THIS
                         DISTRIBUTION AGREEMENT APPLIES




SERIES                                                      DATE ADDED TO AGREEMENT
------                                                      -----------------------
MainStay Strategic Income Fund                                February 28, 1997
MainStay Strategic Value Fund                                  October 22, 1997
MainStay Blue Chip Growth Fund                                   June 1, 1998
MainStay Research Value Fund                                     June 1, 1998
MainStay Small Cap Value Fund                                    June 1, 1998
MainStay Growth Opportunities Fund                               June 1, 1998
MainStay Small Cap Growth Fund                                   June 1, 1998
MainStay Equity Income Fund                                      June 1, 1998
MainStay Global High Yield Fund                                  June 1, 1998
MainStay MAP Equity Fund                                         June 9, 1998
MainStay Select 20 Equity Fund                                January 2, 2001
MainStay Mid Cap Growth Fund                                  January 2, 2001

                                                                      APPENDIX B



                   SERIES WHICH HAVE ADOPTED RULE 12B-1 PLANS



MainStay Blue Chip Growth Fund

MainStay Equity Income Fund

MainStay Global High Yield Fund

MainStay Growth Opportunities Fund

MainStay MAP Equity Fund

MainStay Research Value Fund

MainStay Small Cap Growth Fund

MainStay Small Cap Value Fund

MainStay Strategic Income Fund

MainStay Strategic Value Fund

MainStay Select 20 Equity Fund

MainStay Mid Cap Growth Fund

Capital Appreciation Fund

Value Fund

Convertible Fund

Total Return Fund

International Equity Fund

International Bond Fund

High Yield Corporate Bond Fund

Government Fund

California Tax Free Fund

New York Tax Free Fund

Tax Free Bond Fund